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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

November 4, 2004
Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-31564 (Commission File No.)	87-0458888 (I.R.S. Employer Identification No.)

2500 Wilcrest, 5th Floor, Houston, Texas 77042
(Address of principal executive offices and zip code)

(713) 780-4754
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 7.01 Regulation FD Disclosure

        Isolagen announces Robert J. Bitterman, President & CEO of Isolagen, Inc. (AMEX: ILE) will present at the CIBC World Markets Fifteenth Annual Healthcare Conference on Tuesday, November 9, 2004 at 9:00 AM ET at The Plaza Hotel in New York City. See Exhibit 99.1, which is specifically incorporated by reference herein, for further information.

Item 9.01 Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits.

99.1
Press release dated November 4, 2004

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SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.
Date: November 4, 2004	By:	/s/ JEFFREY TOMZ Chief Financial Officer

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURE